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                      FIRST AMENDMENT TO SUBORDINATED DEBENTURE


          This First Amendment to Subordinated Debenture ("Amendment") is made and entered into as of the first day of November, 1998, by and between ALTRIS SOFTWARE, INC. (the "Company"), a California corporation, and SIRROM CAPITAL CORPORATION d/b/a Tandem Capital (the "Purchaser"), a Tennessee corporation.

                                W I T N E S S E T H:

          WHEREAS, the Purchaser and the Company have previously executed that 11.5% Subordinated Debenture Due June 27, 2002, in the principal amount of $3,000,000 (the "Debenture");

          WHEREAS, the Purchaser and the Company wish to amend the Debenture, which amendment has been required as a condition to the Purchaser's issuance of certain consents described in the Company's letter to the Purchaser dated September 15, 1998;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

          1. The Debenture is hereby amended by inserting the following language after the phrase "commencing September 1, 1997," in the third paragraph thereof:

          and payable monthly by automatic debit on the first day of each month commencing November 1, 1998,

          2.   The Debenture remains in full effect, as amended hereby.


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          Executed as of the date stated above.


                              ALTRIS SOFTWARE, INC.


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------


                              SIRROM CAPITAL CORPORATION
                              D/B/A TANDEM CAPITAL


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------


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